Exhibit 23.8
                                                                    ------------


                       CONSENT OF BERWIND FINANCIAL, L.P.


     We consent to the use of our name Berwind Financial, L.P. in this registration statement on Form S-4 concerning the merger of Peoples Bancorp, Inc. into Sovereign Bancorp, Inc. and consent to the inclusion of our Fairness Opinion in this registration statement.



                                                     Sincerely,


                                                     /s/ Berwind Financial, L.P.
                                                     ---------------------------

                                                     Berwind Financial, L.P.
                                                     3000 Centre Square West
                                                     1500 Market Street
                                                     Philadelphia, PA  19102

                                                     Dated:  May 26, 1999